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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 14, 2000

                             AMERISTAR CASINOS, INC.
             (Exact name of registrant as specified in its charter)


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
             Nevada                          0-22494                        88-0304799
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
 incorporation or organization)                                              Number)
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3773 Howard Hughes Parkway, Suite 490 South
Las Vegas, Nevada                                               89109
(Address of principal executive offices)                     (Zip Code)


                                 (702) 567-7000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

        On December 14, 2000, the Registrant issued a press release (the "Press Release") announcing the pricing for its previously announced tender offer for all of its 10-1/2% Senior Subordinated Notes due 2004, Series B (the "Notes"). The Press Release also announced that the Registrant had received tenders and consents representing 100% of the aggregate principal amount of Notes. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

        This Report contains certain forward-looking statements. These forward-looking statements generally can be identified by the context of the statement or the use of words such as the Registrant or its management "believes," "anticipates," "intends," "expects," "plans," or words of similar meaning. Similarly, statements that describe the Registrant's future plans, objectives, strategies or goals are forward-looking statements. Although management believes that the assumptions underlying the forward-looking statements are reasonable, these assumptions and the forward-looking statements are subject to various factors, risks and uncertainties, many of which are beyond the control of the Registrant, including but not limited to, uncertainties concerning the consummation of the tender offer. Accordingly, actual results could differ from those contemplated by the forward-looking statements contained in this Report.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) -- (b)    Not applicable.

        (c)  Exhibits.

        20.1   December 14, 2000 press release of the Registrant.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERISTAR CASINOS, INC.


December 19, 2000                        By: /s/ Gordon R. Kanofsky
(Date)                                       -----------------------------------
                                                 Gordon R. Kanofsky
                                                 Senior Vice President of
                                                 Legal Affairs


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
Exhibit Number          Description of Exhibit                   Method of Filing
20.1                    Press Release of Ameristar               Filed electronically herewith
                        Casinos, Inc. dated November
                        December 14, 2000
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